Inventories	12 Months Ended
Dec. 31, 2023
Classes of current inventories [abstract]
Inventories

19. Inventories

	2023	2022
Raw materials and consumables	16,500	20,638
Finished goods	51,382	93,837
Total	67,882	114,475

Inventories recognized as an expense during the year ended December 31, 2023 amounted to $599.0 million (2022: $608.8 million, 2021: $459.7 million) and were included in cost of goods sold in the consolidated statement of operations.

Write-downs of inventories to net realizable value during the year ended December 31, 2023 amounted to $17.0 million (2022: $28.8 million, 2021: $5.1 million). The write-downs were recognized as an expense during the years ended December 31, 2023, 2022 and 2021 and included in cost of goods sold in the consolidated statement of operations.